UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2019

MODERN MEDIA ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38092	47-1277598
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3414 Peachtree Road, Suite 480 Atlanta, GA	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 443-1182

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, one right and one-half of one warrant	MMDMU	Nasdaq Capital Market
Common stock, par value $0.0001 per share	MMDM	Nasdaq Capital Market
Rights, each exchangeable into one-tenth of one share of common stock	MMDMR	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	MMDMW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

As previously disclosed, Modern Media Acquisition Corp., a Delaware corporation (the “Company”), Akazoo Limited, a private company limited by shares incorporated under the laws of Scotland (“Akazoo”), Apostolos N. Zervos, acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Unlimited Music S.A., a Luxembourg public limited company (société anonyme), and Modern Media LLC, a Georgia limited liability company acting in accordance with article 100-17 of the Luxembourg Company Act, on behalf and in the name of Modern Media Acquisition Corp. S.A., a Luxembourg public limited company (société anonyme) (“PubCo”), entered into a Business Transaction Agreement dated as of January 24, 2019 (the “Business Transaction Agreement”). Pursuant to the Business Transaction Agreement, the Company and Akazoo agreed, subject to the terms and conditions of the Business Transaction Agreement, to effect a combination of their respective businesses (the “Business Combination”).

On May 20, 2019 the Company filed a definitive proxy statement on Schedule 14A (the “Extension Special Meeting Proxy Statement”) relating to a Special Meeting of Stockholders (the “Extension Special Meeting”) to secure stockholder approval to extend the date by which the Company must consummate a business combination from June 17, 2019 to August 17, 2019.

After discussions subsequent to the filing of the Extension Special Meeting Proxy Statement, the parties to the Business Combination determined that all conditions precedent to the consummation of the Business Combination may not be satisfied by August 17, 2019. The Business Combination is expected to close in the third quarter of 2019. Accordingly, the Company has determined to seek stockholder approval at the Extension Special Meeting to extend the date by which the Company must consummate a business combination from June 17, 2019 to September 17, 2019 (the “Extension”), rather than the previously announced date of August 17, 2019. To accomplish this, the Company hereby amends the Extension Special Meeting Proxy Statement to change all references to “August 17, 2019” to “September 17, 2019.”

In order to provide stockholders sufficient time to consider this change, the Company intends to convene the Extension Special Meeting as planned on Wednesday, June 12, 2019 but intends to immediately adjourn the meeting, without conducting any business, until 11:00 a.m., local time, on Friday, June 14, 2019 at 3414 Peachtree Road, Suite 480, Atlanta, GA 30326, at which time the Company will hold the vote on the proposals, as hereby amended, described in the Extension Special Meeting Proxy Statement.

In connection with the change discussed above, the Company has updated the proxy card to be used to vote shares in the Extension Special Meeting. No action is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

In connection with the adjournment of the Extension Special Meeting, the Company will also extend the deadline for stockholders to elect to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses). The deadline for stockholders to elect to redeem their shares in connection with the Extension Special Meeting will correspondingly be moved from 5:00 p.m. Eastern Time on June 10, 2019 to 5:00 p.m. Eastern Time on June 12, 2019. As disclosed in the Extension Special Meeting Proxy Statement, shareholders electing to redeem their shares must tender shares in accordance with the procedures listed in the Extension Special Meeting Proxy Statement and the Company may not redeem public shares in an amount that would cause its net tangible assets to be less than $5,000,001.

The record date for voting at the Extension Special Meeting will not change.

On June 7, 2019, the Company issued a press release (the “Press Release”) announcing its intention to change the proposed date by which the Company must consummate a business combination from August 17, 2019 to September 17, 2019. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Business Combination

In connection with the proposed Business Combination, the Company has filed the Extension Special Meeting Proxy Statement relating to the Extension Special Meeting to approve the Extension. In connection with the proposed Business Combination, PubCo has filed a Registration Statement on Form F-4 (No. 333-229613) that includes a preliminary proxy statement/prospectus that is both the proxy statement to be distributed to the Company’s stockholders in connection with the solicitation by the Company of proxies for the vote by the stockholders on the Business Combination as well as the prospectus covering the registration of the ordinary shares, nominal value of €0.01 per share, and warrants, of PubCo, to be issued in connection with the Business Combination. When finalized, the Company will mail the proxy statement/prospectus to its stockholders. The Company’s stockholders are urged to read the Extension Special Meeting Proxy Statement regarding the Extension Special Meeting and the definitive proxy statement/prospectus regarding the Business Combination, when it becomes available, as they will contain important information regarding the Extension, the Company, Akazoo, PubCo, the Business Combination, the agreements relating thereto and related matters. The Extension Special Meeting Proxy Statement regarding the Extension Special Meeting was mailed to Company stockholders as of May 13, 2019, which is the record date established for voting at that special meeting. The definitive proxy statement/prospectus regarding the Business Combination will be mailed to Company stockholders as of a record date to be established for voting at that special meeting. When available, you will be able to obtain copies of all documents regarding the Business Combination and other documents filed by the Company or PubCo with the SEC, free of charge, at the SEC’s website (www.sec.gov) or by contacting the Company at 3414 Peachtree Road, Suite 480, Atlanta, Georgia 30326, Attention: Corporate Secretary.

Participants in the Solicitation

The Company, Akazoo, PubCo and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the Extension or the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Extension Special Meeting is set forth in the Extension Special Meeting Proxy Statement. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the Business Combination will be set forth in the joint proxy statement/prospectus included in the Business Combination Registration Statement when it is filed with the SEC.

You can find more information about the Company’s directors and executive officers in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018, filed with the SEC on June 29, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Company’s definitive proxy statement/prospectus when it becomes available, which can be obtained free of charge from the sources indicated above, when available.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release dated June 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN MEDIA ACQUISITION CORP.

Date: June 7, 2019	By:	/s/ Lewis W. Dickey, Jr.
Name: Lewis W. Dickey, Jr. Title: President and Chief Executive Officer